Exhibit 99.3

                           LaSalle Re Holdings Limited
                           List of non-Debtor Entities

LaSalle Re Limited
LaSalle Re (Services) Limited
LaSalle Re Corporate Capital Limited
Oak Dedicated Limited
Oak Dedicated Two Limited
Oak Dedicated Three Limited
LaSalle Re (Barbados) Limited